Advanced Drainage Systems Q2 Fiscal 2021 Financial Results

Management Presenters Scott Barbour President and Chief Executive Officer Scott Cottrill Executive Vice President, Chief Financial Officer Mike Higgins Vice President, Corporate Strategy & Investor Relations

Forward Looking Statements and Non-GAAP Financial Metrics Certain statements in this presentation may be deemed to be forward-looking statements. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “confident” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; volatility in general business and economic conditions in the markets in which we operate, including the adverse impact on the U.S. and global economy of the COVID-19 global pandemic, and the impact of COVID-19 in the near, medium and long-term on our business, results of operations, financial position, liquidity or cash flows, and other factors relating to availability of credit, interest rates, fluctuations in capital and business and consumer confidence; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets, including competition from both manufacturers of high performance thermoplastic corrugated pipe and manufacturers of products using alternative materials; uncertainties surrounding the integration of acquisitions and similar transactions, including the acquisition of Infiltrator Water Technologies and the integration of Infiltrator Water Technologies; our ability to realize the anticipated benefits from the acquisition of Infiltrator Water Technologies; risks that the acquisition of Infiltrator Water Technologies and related transactions may involve unexpected costs, liabilities or delays; our ability to continue to convert current demand for concrete, steel and polyvinyl chloride (“PVC”) pipe products into demand for our high performance thermoplastic corrugated pipe and Allied Products; the effect of any claims, litigation, investigations or proceedings; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; our ability to remediate the material weakness in our internal control over financial reporting, including remediation of the control environment for our joint venture affiliate ADS Mexicana, S.A. de C.V.; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets, including risks associated with new markets and products associated with our recent acquisition of Infiltrator Water Technologies; our ability to achieve the acquisition component of our growth strategy; the risk associated with manufacturing processes; our ability to manage our assets; the risks associated with our product warranties; our ability to manage our supply purchasing and customer credit policies; the risks associated with our self-insured programs; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; our ability to project product mix; the risks associated with our current levels of indebtedness, including borrowings under our existing credit agreement and outstanding indebtedness under our existing senior notes; fluctuations in our effective tax rate; our ability to meet future capital requirements and fund our liquidity needs; the risk that additional information may arise that would require the Company to make additional adjustments or revisions or to restate the financial statements and other financial data for certain prior periods and any future periods; any delay in the filing of any filings with the Securities and Exchange Commission (“SEC”); the review of potential weaknesses or deficiencies in the Company’s disclosure controls and procedures, and discovering weaknesses of which we are not currently aware or which have not been detected; additional uncertainties related to accounting issues generally; and the other risks and uncertainties described in the Company’s filings with the SEC. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

1 2 3 4 5 Q2 Fiscal 2021 Revenue Highlights Consolidated net sales grew 10% driven by 4% growth in Legacy ADS business and 63% growth in Infiltrator business. Residential sales exposure increased to 38% of domestic sales, compared to 32% in Q2 FY20. Legacy ADS residential sales increased 15%. Legacy ADS domestic sales growth driven by strong performance in key growth states, national presence, geographic and end market exposure. Infiltrator Water Technologies results exceeded expectations, driven by growth across the product portfolio as well as strong demand in both residential and repair/remodel end markets. Demand and business activity remain solid into the second half of fiscal 2021. YTD FY21 Domestic End Market Sales Mix

1 2 3 4 Q2 Fiscal 2021 Highlights Consolidated Adjusted EBITDA increased 47%, driven by 35% increase in the Legacy ADS business and 85% increase in Infiltrator business. Legacy ADS Adjusted EBITDA growth driven by favorable material cost, leverage from the sales growth in both pipe and Allied products, operational improvements offsetting inflation. Infiltrator profitability driven by strong demand, favorable material costs, impact from synergy programs and continued execution of proven business model. Solid Adjusted EBITDA driving strong free cash flow conversion. Favorable liquidity of $543 million and 1.5x leverage ratio.

Q2 Fiscal 2021 Financial Performance +820 bps (USD, in millions) +9.7% By Application + Pipe +4% + Allied +3% Domestic Markets + Construction +4% + Non-Residential +1% + Residential +15% ‒ Infrastructure - 1% ‒ Agriculture - 2% Legacy ADS Revenue Performance By Geography + Domestic +4% + Pipe +4% + Allied +3% + International +3% + Pipe +3% + Allied +4% $118.2 $6.9 $25.8 ($0.4) $21.5 $174.1 Revenue Adj. EBITDA $0.6 $496 $544 23.8% 32.0% +$32.9M $1.5 ADS Legacy +4% ADS Legacy +640 bps

Free Cash Flow and Capital Structure   FY 2021 FY 2020 ∆ Consolidated Adjusted EBITDA $334 $199 $135 Working capital(2) 4 9 (5) Cash tax (38) (7) (31) Cash interest (21) (18) (3) Transaction costs(3) (1) (18) 17 Other 8 6 2 Consolidated Cash flow from operations $286 $171 $115 Capital expenditures (29) (26) (3) Consolidated Free cash flow $257 $145 $112 Free Cash Flow (¹) Note: all figures in USD, $mm. Figures may not add due to rounding. Operating Cash Flow less CapEx Inventory, Trade Receivables, Accounts Payable Advisory, legal, and consulting fees related to acquisition of Infiltrator Water Technologies  (in millions) September 30, 2020 March 31, 2020 Term Loan Facility $ 545 $ 648 Senior Notes 350 350 Revolving Credit Facility ‒ 100 Equipment financing ‒ 1 Total debt $ 895 $ 1,099 Finance leases $ 56 $ 65 Leverage 1.5 times 2.7 times TTM Proforma Leverage N/A 2.5 times Debt & Capital Leases  (in millions) September 30, 2020 Cash $ 204 Availability under Revolving Credit Facility 339 Total Liquidity $ 543 Liquidity

Fiscal Year 2021 Guidance Key Metric FY 2020 FY 2021 Y-o-Y Change Net Sales (in Millions) $1,674 $1,790 - $1,840 Up 7% to 10% Adj. EBITDA (in Millions) $362 $495 - $515 Up 37% to 42% Adj. EBITDA Margin 21.6% 27.7% - 28.0% +610 to +640 basis points Fiscal 2021 Expectations

Q&A Session

1 2 3 4 5 Closing Remarks Employee health and safety will remain our highest priority. Project quotes, order rate and backlog remain positive year-over-year. Expect normal seasonal patterns to apply as year progresses. Strong profitability and free cash flow conversion expected to continue to enable investments in working capital, growth, productivity and safety. Focused on disciplined execution and the basics as we build on strong first half of fiscal 2021. Demand and business activity remain solid into the second half of fiscal 2021.

Appendix

YTD Fiscal 2021 Financial Performance By Application + Pipe +3% + Allied +3% Domestic Markets + Construction +3% ‒ Non-Residential - 1% + Residential +14% + Infrastructure +2% + Agriculture +14% Legacy ADS Revenue Performance By Geography + Domestic +4% + Pipe +4% + Allied +4% ‒ International - 2% ‒ Pipe - 2% ‒ Allied - 3% $198.5 $15.6 $42.9 ($2.2) $63.4 $333.5 $14.2 +$70.5M $1.1 +990 bps (USD, in millions) +15.7% Revenue Adj. EBITDA $910 $1,053 21.8% 31.7% ADS Legacy +3% ADS Legacy +730 bps

Reconciliations

Reconciliations

Reconciliations Includes expenses directly related to our response to the COVID-19 pandemic, including adjustments to our pandemic pay program and expenses associated with our 3rd party crisis management vendor. Includes derivative fair value adjustments, foreign currency transaction (gains) losses, the proportionate share of interest, income taxes, depreciation and amortization related to the South American Joint Venture, which is accounted for under the equity method of accounting and executive retirement expense. The other adjustments in fiscal 2020 also includes expenses related to the ADS Mexicana’s investigation.